Exhibit 10.3

                                  Exhibit 10.3

                     PATENT ASSIGNMENT AND LICENSE AGREEMENT
                     ---------------------------------------

     THIS PATENT ASSIGNMENT AND LICENSE AGREEMENT ("Agreement") is entered into and effective this 18th day of October, 2000, by and between Premier Laser Systems, Inc., a California corporation ("SELLER") and Surgilight, Inc., a Delaware corporation ("BUYER").

                                    RECITALS
                                    --------

     A. SELLER is the owner of certain patents and patent applications relating to ophthalmic devices and/or methods, defined below as the Assigned Patents and Licensed Patents.

     B. BUYER desires to obtain an assignment of the Assigned Patents, and to obtain a limited, worldwide, irrevocable, transferable, exclusive license under the Licensed Patents to make, have made, use, offer for sale, sell, and import ophthalmic products or ophthalmic services solely in the ophthalmic field.

     C. BUYER and SELLER have entered into a Purchase and Sale Agreement (defined below) to which this Agreement is an exhibit, and a Pledge and Security Agreement (defined below), regarding the Assigned Patents.

     NOW, THEREFORE, in consideration of the premises, mutual promises and covenants contained herein, the parties agree as follows:

I.   DEFINITIONS
     -----------

     For purposes of this Agreement, the following terms shall have the meanings set forth below:

     A. "Purchase and Sale Agreement" shall mean that certain agreement between BUYER and SELLER dated September 23, 2000, entitled "Purchase and Sale Agreement."

     B. "Purchase Note" shall mean the Purchase Note referenced in the Purchase and Sale Agreement.

     C. "Pledge and Security Agreement" shall mean that certain agreement between BUYER and SELLER dated October 17, 2000, referenced in the Purchase and Sale Agreement and entitled "Pledge and Security Agreement."

     D. "Assigned Patents" shall mean the patents and patent applications listed in Exhibit B of the Purchase and Sale Agreement.

     E. "Licensed Patents" shall mean the patents and patent applications listed in Exhibit C of the Purchase and Sale Agreement.

     F. "BUYER's Field of Use" shall mean solely ophthalmic applications of Erbium lasers.

II.  GRANT OF RIGHTS
     ---------------

     A. SELLER hereby assigns its entire right, title and interest in the Assigned Patents to BUYER. SELLER agrees to execute a Patent Assignment attached as Exhibit D-1.

     B. SELLER hereby grants to BUYER, and BUYER accepts a limited, worldwide, irrevocable, transferable, exclusive license under the Licensed Patents to make, have made, use, offer for sale, sell and import ophthalmic products or ophthalmic services solely in BUYER's Field of Use.

     C. BUYER shall have the right to sublicense the rights provided to BUYER in
Section II.B of this Agreement.

III. OWNERSHIP
     ---------

     A. BUYER acknowledges that SELLER is the sole owner of the Licensed Patents, and BUYER agrees that it does not obtain any interest in the Licensed Patents except for the rights granted herein. BUYER agrees not to take any action challenging or opposing, on any grounds whatsoever, the ownership by SELLER of the Licensed Patents, or SELLER's intellectual property rights therein. Furthermore, BUYER agrees not to contest the validity or enforceability, or assist to request any third party to contest the validity or enforceability of any of the Licensed Patents, to the extent and in jurisdictions where permitted by law, in any judicial, governmental, or quasi-governmental suit or proceeding; and not to request reexamination, or assist or request any third party to request reexamination of any of the Licensed Patents, to the extent and in jurisdictions where permitted by law.

IV.  TERM
     ----

     A. Unless sooner canceled or terminated as provided herein, the license granted herein shall terminate on the expiration date of the last expiring of the Licensed Patents.

V.   TERMINATION
     -----------

     A. This Agreement shall automatically and immediately terminate upon BUYERs breach of any provision of the Purchase and Sale Agreement, the Purchase Note, or the Pledge and Security Agreement.

     B. If any breach or default in respect of any of the terms of this Agreement by either of the parties hereto shall occur, the other of said parties shall have the right to provide written notice specifying in detail the nature of the breach or default and if said alleged breach or default has, in fact, occurred and is not cured within sixty (60) days from the date of mailing of the written notice, the other of said parties shall have the right to terminate this Agreement upon giving an additional fifteen (15) days notice to the defaulting party of its intent to terminate, and this Agreement shall terminate at the end of such notice.

     C. For purposes of this Agreement, an event of default shall occur if (1) BUYER or SELLER fails to perform any of their respective obligations hereunder, or (2) BUYER becomes insolvent, or in financial difficulty, or the business of BUYER is placed in the hands of a receiver or trustee, or an assignment is made for the benefit of creditors of BUYER, if permitted by law.

     D. Upon any termination of this Agreement, BUYER shall make no further use of any of the Licensed Patents.

     E. Certain provisions of this Agreement necessary to carry out the intent of the parties, including, without limitation, Sections III, IX, X and XI shall survive the termination or expiration of this Agreement.

VI.  PATENT MARKING
     --------------

     A. BUYER shall mark each product that is made, used, sold or imported pursuant to the provisions herein with a patent notice in compliance with the applicable statutory requirements.

VII. ENFORCEMENT OF RIGHTS
     ---------------------

     A. BUYER shall have the right, but not the obligation, to instigate any lawsuit, at its own expense, to enforce the Licensed Patents in BUYER's Field of Use.

     B. SELLER shall have the right, but not the obligation, to instigate any lawsuit, at its own expense, to enforce the Licensed Patents outside BUYER's Field of Use.

     C. Each party agrees to cooperate with and assist the other party, at the other party's expense, in enforcing, protecting, and defending the Licensed Patents, to the extent reasonably necessary, including but not limited to, being joined as a necessary or desirable party to any legal proceedings.

VIII.PROSECUTION AND MAINTENANCE
     ---------------------------

     A. The entire patent process relating to procurement and maintenance of Licensed Patents, including without limitation, prosecution of patent applications and maintenance, reexamination, reissue, and extension of patents, shall be in the sole control and at the sole discretion of SELLER. SELLER's sole obligation with respect to the Licensed Patents shall be to prosecute currently pending U.S. patent applications of the Licensed Patents until the U.S. Patent and Trademark Office issues either a final rejection or a Notice of Allowance, whichever occurs first. Notwithstanding the foregoing, SELLER shall not be required to file any additional patent applications in the U.S. or in any other country.

IX.  NO WARRANTIES
     -------------

     A. Nothing in this Agreement shall be construed as a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties.

X.   INDEMNIFICATION
     ---------------

     BUYER hereby agrees to indemnify, defend, and hold SELLER harmless from and against any and all claims, liability, loss, costs, damage or expense (including attorneys' fees and costs) arising from or in any matter connected with: (i) the infringement or alleged infringement of any third party rights resulting from the manufacture or sale of BUYER's products or services; or (ii) the operation of BUYER's business as it relates to this Agreement.

XI.  GENERAL PROVISIONS
     ------------------

     A. The parties hereby agree that this Agreement merely constitutes a licensing agreement, and that no agency, joint venture or partnership is created thereby, and that neither party shall incur obligations in the name of the other party without said other party's prior written consent.

     B. Any notice, request, demand, statement or other writing required or permitted by this Agreement shall be deemed sufficiently given to or made upon the parties hereto when personally received, delivered by first class certified or registered mail, postage prepaid, or delivered by overnight express courier to the addresses set forth on the first page of this Agreement or such other address of which the parties receive written notice.

     C. No failure or delay on the part of either party hereto in insisting upon or enforcing or resorting to any of its powers, rights, remedies, or options hereunder, and no partial or single exercise thereof, shall constitute a waiver of any such powers, rights, remedies or options, unless such waiver be in writing, signed by the party to be charged.

     D. If any provision of this Agreement should be held to be void or unenforceable, in whole or in part, the court or tribunal so holding shall reform the provision to make it enforceable while maintaining the spirit and goal of the provision, and if the court or tribunal finds it cannot so reform that provision, such provision or part thereof shall be treated as severable, leaving valid the remainder of this Agreement.

     E. This Agreement, together with the Purchase and Sale Agreement to which this Agreement is an Exhibit, including the Pledge and Security Agreement, constitutes the entire understanding and agreement of the parties as to the subject matter herein, and there are no representations, warranties, promises, or undertakings other than those contained herein. As to the subject matter hereof, this Agreement supersedes and cancels all previous agreements between the parties hereto. No course of conduct or dealing between the parties shall act as a modification or waiver of any provision of this Agreement, and no waiver or modification of any of the terms or provisions of this Agreement shall be valid, unless contained in a single written document signed by both parties.

     F. This Agreement shall be binding upon the parties hereto and their respective subsidiaries, affiliates, heirs, legal representatives, successors and assigns.

     G. The headings in this Agreement are intended for convenience only, and shall not be used to interpret the meaning of this Agreement or to determine the rights of the parties.

     H. Each party shall perform any further acts and sign and deliver any further documents that are reasonably necessary to effectuate the provisions of the spirit of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have caused this instrument to be executed, effective as of the day and year first above written.

                                            PREMIER LASER SYSTEMS, INC.
                                            ("SELLER")


Dated:        10/18/2000                    By:  /s/  Judith A. McCall
      -----------------------                  --------------------------------
                                                      Judith A. McCall

                                            Judith A. McCall
                                            -----------------------------------
                                            Printed Name

                                            Vice President HR & Admin
                                            -----------------------------------
                                            Title


                                            SURGILIGHT, INC.
                                            ("BUYER")




Dated:        10/18/2000                    By:  /s/  J.T. Lin
      -----------------------                  --------------------------------
                                                      J.T. Lin

                                            J. T. Lin
                                            -----------------------------------
                                            Printed Name

                                            President & CEO
                                            -----------------------------------
                                            Title



                                           EXHIBIT "C"

                                        LICENSED PATENTS

-----------------------------------------------------------------------------------------------
CASE NO            PATENT NO.    ISSUED        TITLE                                 COUNTRY
-----------------------------------------------------------------------------------------------
PREMLS.OOlFWI      5,116,329    5/26/92        Medical Laser Interconnect              USA
                                               System
-----------------------------------------------------------------------------------------------

PREMLS.001 VAU     612910       12/3/91        "                                    Australia
-----------------------------------------------------------------------------------------------
PREMLS.OO1VCA      2000916      1/17/95        "                                     Canada
-----------------------------------------------------------------------------------------------
PREMLS.001 VEP     0365228      12/14/94       "                                     Europe
-----------------------------------------------------------------------------------------------
PREMLS.OOlVFI      103322       6/15/99        "                                     Finland
-----------------------------------------------------------------------------------------------
PREMLS.041 VJP     3084029      6/30/00        "                                      Japan
-----------------------------------------------------------------------------------------------
PREMLS.OO1VN0      178842       6/19/96        "                                     Norway
-----------------------------------------------------------------------------------------------
PREMLS.001 VPT     92021        10/9/95        "                                    Portugal
-----------------------------------------------------------------------------------------------
PREMLS.002FW 1     5,207,673     5/4/93        Fiber Optic Apparatus for Use           USA
                                               With Medical Lasers
-----------------------------------------------------------------------------------------------
PREMLS.002VAU      613560       12/11/91       "                                    Australia
-----------------------------------------------------------------------------------------------
PREMLS.002VCA      2,018,450     5/9/95        "                                     Canada
-----------------------------------------------------------------------------------------------
PREMLS.002VKR      55974        11/2/92        "                                      Korea
-----------------------------------------------------------------------------------------------
PREMLS.009FW4      5,688,261    11/18/97       Transparent laser Surgical Probe        USA
-----------------------------------------------------------------------------------------------
PREMLS.O11FW4      5,707,368    1/13/98        Contact Tip For Laser Surgery           USA
-----------------------------------------------------------------------------------------------
PREMLS.018DV1      5,304,167    4/19/94        Multiwavelength Medical Laser           USA
                                               Method
-----------------------------------------------------------------------------------------------
PREMLS.050A        5,422,899     6/6/95        High Repetition rate Mid-               USA
                                               Infrared Laser
-----------------------------------------------------------------------------------------------
PREMLS.054VAU      685593        5/7/98        "                                    Australia
-----------------------------------------------------------------------------------------------
PREMLS.050VEP      0682389       9/2/98        "                                     Europe
-----------------------------------------------------------------------------------------------
PREMLS.050VIL      113501       5/19/97        High Pulse Repetition and Its         Israel
                                               Use
-----------------------------------------------------------------------------------------------
PREMLS.055FW3      5,722,970     3/3/98        Laser Surgical Method Using             USA
                                               Transparent Probe
-----------------------------------------------------------------------------------------------
PREMLS.O11DV1      6,110,167    8/29/00        Laser Surgical Probe                    USA
-----------------------------------------------------------------------------------------------
PREMLS.050DV2      6,122,300    9/19/00        High Repetition Rate Mid-               USA
                                               Infrared Laser
-----------------------------------------------------------------------------------------------




                                   LICENSED PATENT APPLICATIONS


--------------------------------------------------------------------------------------------------
CASE NO            APPLICATION          FILED       TITLE                                COUNTRY
                       NO.
--------------------------------------------------------------------------------------------------
PREMLS.OOl VDK      5185/89            10/19/89     Medical Laser Interconnect           Denmark
                                                    System
--------------------------------------------------------------------------------------------------
PREMLS.009DV 1      08/841,865          5/5/97      Laser Surgical Probe                   USA
--------------------------------------------------------------------------------------------------
PREMLS.009QCA       2107687             4/3/92      "                                    Canada
--------------------------------------------------------------------------------------------------
PREMLS.009QEP       92910340.6          4/3/92      "                                    Europe
--------------------------------------------------------------------------------------------------
PREMLS.050VCA       2148395             5/2/95      "                                    Canada
--------------------------------------------------------------------------------------------------
PREMLS.050VJP       110517/1995         5/9/95      Pulsed, Optically Pumped laser        Japan
                                                    and Surgical Method Using the
                                                    Same
--------------------------------------------------------------------------------------------------
PREMLS.050VKR       11234/1995          5/9/95      High Repetition Rate Mid-             Korea
                                                    Infrared Laser
--------------------------------------------------------------------------------------------------
PREMLS.081A         09/360,588         7/26/99      Single Dominant Spike Output           USA
                                                    Erbium Laser
--------------------------------------------------------------------------------------------------
PREMLS.081 VPC      PCT\US00\20241     7/26/00      "                                      PCT
--------------------------------------------------------------------------------------------------




                                   EXHIBIT D-1

                                PATENT ASSIGNMENT

     WHEREAS, Premier Laser Systems, Inc., a California corporation (hereinafter
"ASSIGNOR"), hereby assigns its entire right, title, and interest to certain
United States issued Letters Patents and, applications for Letters Patents
(hereinafter "the Patents and Patent Applications") listed below:

------------------------- ------------ ------------------------------------------------ -----------------
 PATENT NO.               ISSUED       TITLE                                                COUNTRY
------------------------- ------------ ------------------------------------------------ -----------------
5,741,245                 4/21/98      Corneal Sculpting Using Laser Energy                   USA
------------------------- ------------ ------------------------------------------------ -----------------
5,738,677                 4/14/98      Apparatus & Method for Performing Eye                  USA
                                       Surgery
------------------------- ------------ ------------------------------------------------ -----------------
699994                    4/1/99       Apparatus & Method for Performing Eye               Australia
                                       Surgery
------------------------- ------------ ------------------------------------------------ -----------------
678967                    10/9/97      Apparatus & Method for Performing Eye               Australia
                                       Surgery
------------------------- ------------ ------------------------------------------------ -----------------
5,865,831                 2/2/99       Laser Surgical Procedures for Treatment of             USA
                                       Glaucoma
------------------------- ------------ ------------------------------------------------ -----------------

                               PATENT APPLICATIONS

----------------------------- ----------- ---------------------------------------------- ----------------
APPLICATION NO.               FILED       TITLE                                              COUNTRY
----------------------------- ----------- ---------------------------------------------- ----------------
08/455899                     5/31/95     Corneal Sculpting Using Laser Energy                 US,
----------------------------- ----------- ---------------------------------------------- ----------------
93903487.2                    1/14/93     Corneal Sculpting Using Laser Energy               Europe
----------------------------- ----------- ---------------------------------------------- ----------------
513266/1993                   1/14/93     Corneal Sculpting Using Laser Energy                Japan
----------------------------- ----------- ---------------------------------------------- ----------------
09/018373                     2/4/98      Apparatus & Method for Performing Eye                USA
                                          Surgery
----------------------------- ----------- ---------------------------------------------- ----------------
2117765                       4/1/93      Apparatus & Method for Performing Eye              Canada
                                          Surgery
----------------------------- ----------- ---------------------------------------------- ----------------
93911621.6                    4/1/93      Apparatus & Method for Performing Eye              Europe
                                          Surgery
----------------------------- ----------- ---------------------------------------------- ----------------
518505/1993                   4/1/93      Apparatus & Method for Performing Eye               Japan
                                          Surgery
----------------------------- ----------- ---------------------------------------------- ----------------
94-703632                     4/1/93      Apparatus & Method for Performing Eye               Korea
                                          Surgery
----------------------------- ----------- ---------------------------------------------- ----------------
09/169258                     10/9/98     Laser Surgical Procedures For Treatment              USA
                                          of Glaucoma
----------------------------- ----------- ---------------------------------------------- ----------------


     WHEREAS, Surgilight, Inc., a Delaware corporation (hereinafter "ASSIGNEE") desires to purchase ASSIGNOR's entire right, title, and interest in and to the inventions disclosed in the Patents and Patent Applications;


     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR hereby further acknowledges that it has sold, assigned, and transferred, and by these presents does hereby sell, assign, and transfer, unto ASSIGNEE, its successors, legal representatives, and assigns, ASSIGNOR's entire right, title, and interest throughout the world in, to, and under the said improvements, and the said Patents and Patent Applications and all Patents that may be granted thereon, and all divisions, continuations, reissues, reexaminations, renewals, and extensions thereof, and all rights of priority under International Conventions and applications for Letters Patent that may hereafter be filed for said improvements or for the said Patents and Patent Applications in any country or countries foreign to the United States; and ASSIGNOR hereby authorizes and requests the Commissioner. of Patents of the United States, and any Official of any country foreign to the United States, whose duty it is to issue patents on applications as aforesaid, to issue all Letters Patents for said improvements and all Letters Patents resulting from the Patents and Patent Applications to ASSIGNEE, its successors, legal representatives, and assigns, in accordance with the terms of this Agreement.

     ASSIGNOR does hereby sell, assign, transfer, and convey to ASSIGNEE, its successors, legal representatives, and assigns all claims for damages and all remedies arising out of any violation of the rights assigned hereby that may have accrued prior to the date of assignment to ASSIGNEE, or may accrue hereafter, including, but not limited to, the right to sue for, collect, and retain damages for past infringements of the said issued Letters Patents.

                            [SIGNATURE PAGE FOLLOWS]

     IN TESTIMONY WHEREOF, I hereunto set my hand and seal this ____ day of _________________, 20__.

                                            PREMIER LASER SYSTEMS, INC.


                                            By:
                                               --------------------------------

                                            Name Printed:
                                                         ----------------------

                                            Title:
                                                  -----------------------------

                                            Date:
                                                 ------------------------------


STATE OF              )

COUNTY OF             )

     On ___________________, 20__, before me, personally appeared __________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name is subscribed to the within instrument, and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

[SEAL]
                                            -----------------------------------
                                            Notary Signature